UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C.  20549

                             FORM 8-K

                          CURRENT REPORT

               Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934

                  Date of Report:  April 24, 2003
        (Date of Earliest Event Reported:  April 23, 2003)

                        EL PASO CORPORATION
      (Exact name of Registrant as specified in its charter)


     Delaware             1-14365            76-0568816
  (State or other    (Commission File     (I.R.S. Employer
  jurisdiction of         Number)       Identification No.)
 incorporation or
   organization)

                         El Paso Building
                       1001 Louisiana Street
                       Houston, Texas 77002
        (Address of principal executive offices) (Zip Code)

 Registrant's telephone number, including area code (713) 420-2600

Item 5. Other Events
        ------------

      On April 24, 2003, we announced the sale of Mid-Continent and Northern Louisiana Midstream Assets and the close of the sale of Enerplus Global Energy Management Company. A copy of our press release is attached as Exhibit 99.1 and is incorporated herein by reference.


Item 7.  Financial Statements, ProForma Financial Information and
         Exhibits
         ----------------------------------------------------------

          (c)  Exhibits.

                Exhibit
                 Number    Description
                -------    -----------
                  99.1     Press Release dated April 24, 2003.


Item 9. Regulation FD Disclosure
        ------------------------
     The purpose of this disclosure is to furnish our response to a question posed to Ronald L. Kuehn, Chief Executive Officer of El Paso at a meeting in New York City with Neuberger Berman yesterday afternoon. We were asked if we had any plans for the sale of our general partner interest in El Paso Energy Partners, L.P. Our response to this question confirmed that between 5 percent to 10 percent of our general partner interest in El Paso Energy Partners, L.P. was for sale. This disclosure regarding our plans for the sale of a portion of our general partner interest is not filed, but is furnished to comply with Item 9 of Form 8-K.


                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              EL PASO CORPORATION

                              By:  /s/ Jeffrey I. Beason
                                 --------------------------
                                   Jeffrey I. Beason
                                 Senior Vice President
                                     and Controller
                             (Principal Accounting Officer)

Dated:  April 24, 2003

                           EXHIBIT INDEX

     Exhibit
     Number       Description
     -------      -----------
      99.1        Press Release dated April 24, 2003.